Lincoln National Variable Annuity Account H
                           (American Legacy III Plus)

     Supplement Dated January 1, 2001 to the Prospectus Dated July 21, 2000

     This supplement describes certain changes to the Prospectus for Lincoln National Variable Annuity Account H (American Legacy III Plus).

     The following paragraph has been added to the section titled "The contracts
- Commissions," page 17:

     "Lincoln Life may pay additional compensation to certain broker-dealers that meet specified sales goals and contract persistency targets, which may change from time to time. These payments are not deducted from payments or contract value."

Please keep this Supplement with your Prospectus.